Use these links to rapidly review the document

As filed with the Securities and Exchange Commission on September 19, 2012

File Nos. 333-182743
811-22720

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No. 1
Post-Effective Amendment No.
and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 1

KKR Series Trust
(Exact name of Registrant as Specified in Charter)

555 California Street
50th Floor
San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including area code:
 (415) 315-3620

Name and address of agent for service:
 Nicole Macarchuk, Esq.
KKR Asset Management LLC
555 California Street
50th Floor
San Francisco, California 94104

COPY TO:

Allison M. Fumai, Esq.
Richard Horowitz, Esq.
Kenneth E. Young, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion

Investor Class Shares
[    ]

Institutional Class Shares
[    ]

KKR Class Shares
[    ]

KKR Alternative High Yield Fund

Preliminary Prospectus dated September 19, 2012

[    ], 2012

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

SUMMARY INFORMATION

KKR Alternative High Yield Fund

Investment Objective

        KKR Alternative High Yield Fund (the "Fund") seeks to generate an attractive total return consisting of a high level of current income and capital appreciation.

Fees and Expenses of the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	KKR Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class	KKR Class
Advisory Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses
Shareholder Servicing Fees	N/A	0.10%	N/A
All Other Expenses(1)	0.41%	0.41%	0.41%
Total Other Expenses	0.41%	0.51%	0.41%
Total Annual Fund Operating Expenses	1.31%	1.16%	1.06%
Expense Reimbursement(2)	(0.00)%	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	1.31%	1.16%	1.06%

(1)
"All Other Expenses" are based on estimated amounts for the current fiscal year.

(2)
KKR Asset Management LLC, the Fund's Adviser, has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, (excluding interest, taxes, brokerage commissions, dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles, extraordinary expenses and certain other Fund expenses) at least until [    ], 2013. Under the Expense Cap Agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's Total Annual Fund Operating Expenses After Expense Reimbursement plus recoupment do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, for the fiscal year.

Example

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, and that the Adviser did not reimburse expenses after the first year (in the first year, expenses are based on the net amount pursuant to the Expense Cap Agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$133	$415
Institutional Class	$118	$368
KKR Class	$108	$337

        The Example reflects the impact of the Fund's contractual expense limitation for the one year period. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

        The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Fund

        The Fund seeks to achieve its investment objective by investing in a portfolio of fixed-income investments, including high yield bonds, notes, debentures, convertible securities and preferred stock. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in corporate fixed-income instruments that are rated below investment grade ("high yield" or "junk") by a nationally recognized statistical rating organization or are unrated but deemed by KKR Asset Management LLC, the Fund's investment adviser (the "Adviser"), to be of comparable quality.

        The Adviser seeks to identify investment opportunities with the potential for attractive risk-adjusted returns by employing a rigorous, fundamentals-based due diligence process that leverages the expertise and experience of its fixed-income investment professionals and portfolio managers who focus extensively on fixed-income investing within the Adviser. The Adviser's due diligence process focuses on the preservation of capital within the Fund's portfolio and facilitates the identification of opportunistic, short-term tactical investment opportunities by the Fund as the Adviser seeks to identify and capture discounts or premiums over purchase price in response to changes in market environments and credit events.

        The Adviser currently anticipates that the majority of the Fund's investments will be in fixed-income instruments issued by U.S. companies, but the Fund may, from time to time, be invested outside the United States, including investments in issuers located in emerging markets. Such obligations may be U.S. dollar-denominated as well as non-U.S. dollar-denominated, subject to the limitation that the Fund will not invest more than 30% of its total assets in non-U.S. dollar-denominated securities or instruments issued by non-U.S. issuers that are not publicly traded in the United States. The Fund may invest in fixed-income instruments without regard to their maturity.

        The Fund may also invest in loans and loan participations. The Fund may seek to obtain market exposure to the securities and instruments in which it invests by investing in exchange-traded funds

("ETFs") and may invest in various types of derivatives, including swaps, futures and options, and structured products in pursuing its investment objective or for hedging purposes. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

        The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

Principal Risks of Investing in the Fund

        You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

        Market Risk.    The value of the securities and instruments in the Fund's portfolio may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

        Fixed-Income Instruments Risk.    The prices of fixed-income instruments respond to economic developments, particularly interest rate changes, changes in the general level of spreads, and changes in the actual or perceived creditworthiness of the issuer of the fixed-income instrument. If interest rates increase, then the price of fixed-rate fixed-income instruments will generally decrease. Fixed-income instruments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

        High Yield Securities Risk.    High yield securities carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. High yield securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

        Loan Risk.    The risks associated with investing in loans are similar to the risks of investing in high yield securities. If a borrower under a loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the loan, or nothing at all. Collateral used to secure loans may not be able to be readily liquidated or the liquidation of such collateral may not satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal. Unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

        Convertible Securities Risk.    The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline by the credit standing of the issuer and other factors. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may adversely affect the Fund.

        Derivatives Risk.    The Fund's derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

        Structured Products Risk.    Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

        Liquidity Risk.    Illiquid and restricted securities may be difficult to dispose of at a fair price at times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

        ETF Risk.    ETF shareholders are generally subject to the same risks as holders of the underlying securities in the ETF's portfolio. The Fund will bear, along with other shareholders, its pro rata portion of the ETF's expenses, including management fees. In sharing their proportionate share of the Fund's expenses, Fund shareholders may also indirectly bear similar expenses of an ETF.

        Non-U.S. Securities Risk.    Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers.

        Foreign Currency Risk.    Changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund's use of forward, futures or options contracts to purchase or sell foreign currencies may result in reduced returns to the Fund.

        Short Selling Risk.    If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

        Non-Diversification Risk.    Because the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund, it may be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

        Portfolio Turnover Risk.    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. A high portfolio turnover may increase the brokerage commissions and other transactional expenses that are borne by the Fund.

Performance

        The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http:// [    ] and quarterly updates at http:// [    ].

Management

        Investment Adviser.    KKR Asset Management LLC.

        Portfolio Managers.    The Fund is co-managed by Erik A. Falk, Frederick M. Goltz, Christopher A. Sheldon and William C. Sonneborn. Mr. Falk is a member, portfolio manager and co-head of leveraged credit at the Adviser, as well as a member of the Adviser's Portfolio Management Committee. Mr. Goltz is the head of credit strategies and global trading and mezzanine investing at the Adviser, as well as a member of the Adviser's Investment Committee and Portfolio Management Committee. Mr. Sheldon is co-head of leveraged credit at the Adviser, as well as a member of the Adviser's Portfolio Management Committee. Mr. Sonneborn is the Chief Executive Officer of the Adviser, as well as a member of KKR's Management Committee and the Adviser's Investment Committee. Messrs. Falk, Goltz, Sheldon and Sonneborn have managed the Fund since its inception.

Purchase and Sale of Fund Shares

        The minimum initial investment for Investor Class shares is $2,500, the minimum initial investment for Institutional Class shares is $100,000 and the minimum initial investment for KKR Class shares is $5,000,000. There is no minimum for subsequent investments.

        You may purchase or sell (redeem) shares by making a request of the Fund in writing to KKR Alternative High Yield Fund, PO Box 219295, Kansas City, MO 64121-9295, or by telephone at 855-859-3943. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.

Tax Information

        The Fund's distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

        If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may conduct transactions by mail ([    ]), or telephone [    ]. You may also purchase or redeem Fund shares through your dealer or financial advisor.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective and Principal Investment Strategies of the Fund

        The Fund seeks to generate an attractive total return consisting of a high level of current income and capital appreciation.

        The Adviser seeks to maximize risk-adjusted returns by opportunistically investing in a targeted portfolio of fixed-income instruments of U.S. and non-U.S. issuers, including high yield bonds, notes, debentures, convertible securities and preferred stock. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in corporate fixed-income instruments that are rated below investment grade by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality.

        The Adviser seeks to identify investment opportunities with the potential for attractive risk-adjusted returns by employing a rigorous, fundamentals-based due diligence process that leverages the expertise and experience of its fixed-income investment professionals and portfolio managers who focus extensively on fixed-income investing within the Adviser. The Adviser is a subsidiary of KKR & Co. L.P. (together with the Adviser and its other subsidiaries, "KKR"). The Adviser's investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that the Adviser believes offer the most favorable risk/reward characteristics.

        KKR is a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. KKR operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and compliance procedures. Its investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

        The Adviser conducts in-depth research and employs a disciplined investment philosophy and a consistent investment approach in its focus on investment opportunities. The Adviser's due diligence process focuses on the preservation of capital within the Fund's portfolio and facilitates the identification of opportunistic, short-term tactical investment opportunities by the Fund as the Adviser seeks to identify and capture discounts or premiums over purchase price in response to changes in market environments and credit events.

        The Adviser currently anticipates that the majority of the Fund's investments will be in fixed-income instruments issued by U.S. companies, but the Fund may, from time to time, be invested outside the United States, including investments in issuers located in emerging markets. Such obligations may be U.S. dollar-denominated as well as non-U.S. dollar-denominated, subject to the limitation that the Fund will not invest more than 30% of its total assets in non-U.S. dollar-denominated securities or instruments issued by non-U.S. issuers that are not publicly traded in the United States.

        The Fund may invest in fixed-income instruments of financially troubled companies (sometimes known as "stressed" or "distressed" securities) and mezzanine investments. The Fund may also invest in loans and loan participations. The Fund may seek to obtain market exposure to the securities and instruments in which it invests by investing in ETFs. The Fund may also invest in various types of derivatives, including swaps, futures and options, and structured products in pursuing its investment objective or for hedging purposes. Derivative instruments used by the Fund will be counted towards the

80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

        There can be no assurance that the Fund will achieve its investment objective or that the Fund's strategies, including hedging strategies, will be successful. Each of the investment policies described herein, including the Fund's investment objective, constitutes a non-fundamental policy that the Board of Trustees ("Board") of KKR Series Trust (the "Trust") may change at any time without shareholder approval. The Fund's 80% investment policy requires 60 days' prior written notice to shareholders before the policy may be changed. The fundamental and non-fundamental policies of the Fund are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Fund Policies."

        Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund's assets.

Additional Investment Strategies

        The Fund may invest in repurchase agreements and reverse repurchase agreements. The Fund may invest in credit obligations or related instruments that, at the time of investment, are likely to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks.

        Certain fixed-income obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. The Fund may also purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by using dollar rolls.

        The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of redemptions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments. The Fund may also engage in securities lending.

        For temporary defensive purposes, during periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a temporary defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) fixed-income securities or hold cash. The short and medium-term fixed-income securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate fixed-income obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term fixed-income securities that the Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objective. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

        There can be no assurance that the principal and non-principal strategies will be successful in achieving the Fund's investment objective.

Principal Risks of Investing in the Fund

        You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

        Market Risk.    An investment in the Fund represents an indirect investment in the portfolio of securities and instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.

        Fixed-Income Instruments Risk.    Fixed-income instruments are subject to many of the same risks that affect senior secured floating rate and fixed-rate loans and unsecured loans; however they are often unsecured and typically lower in the issuer's capital structure than loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Fixed-income instruments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value.

        High Yield Securities Risk.    Below investment grade instruments are commonly referred to as "junk" or high-yield instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

        Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield securities. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

        The Fund's investments in distressed and defaulted securities may be considered speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and the principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Fund to incur additional costs.

        Loan Risk.    The Fund may invest in senior secured floating rate and fixed-rate loans and unsecured loans and may acquire loans through assignment agreements. Senior secured floating rate and fixed-rate loans hold the most senior position in the capital structure of a borrower and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The senior loans in which the Fund may invest may be rated below investment grade or unrated. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a borrower under a senior loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the senior loan, or nothing at all. Senior loans are subject to a number of risks described in this Prospectus, including credit risk and liquidity risk.

        Collateral used to secure senior loans may not be able to be readily liquidated or the liquidation of such collateral may not satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of the collateral securing a senior loan. In addition, investments in senior loans may be unperfected for a variety of reasons, including the failure to make required filings by lenders and the Fund may not have priority over other creditors. If the value of the already pledged collateral declines and the terms of a senior loan do not require the borrower to pledge additional collateral, the value of the collateral may not at all times equal or exceed the amount of the borrower's obligations under the senior loan. If a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the borrower's bankruptcy or insolvency. Senior loans that are under-collateralized involve a greater risk of loss.

        Unsecured loans generally are subject to similar risks as those associated with investments in secured loans; however, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

        If the Fund acquires a senior loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the fixed-income obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a senior loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the fixed-income obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The Adviser relies primarily on its own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the "Securities Act"), deems certain persons to be

"underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

        Convertible Securities Risk.    Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is a function of its investment value and its conversion value. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline by the credit standing of the issuer and other factors. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying instrument approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may adversely affect the Fund.

        The investment value of convertible fixed-income securities tends to vary inversely with the level of interest rates, so that the value of the security declines as interest rates increase and increases as interest rates decline. The conversion value of a convertible security is determined principally by the market price and volatility of the underlying security. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible fixed-income securities have greater yields than do shorter-term convertible fixed-income securities of similar quality, they are subject to greater price fluctuations.

        Derivatives Risk.    The Fund's derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

        The derivative instruments and techniques that the Fund may use include:

        Futures.    A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

        Options.    If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

        Swaps.    A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. When selling protection under a physically-settled credit default swap or engaging in a physically-settled total return swap, the Fund will segregate an amount of cash and/or liquid securities equal to the full notional value of the underlying asset. When selling protection under a cash-settled credit default swap or engaging in a cash-settled total return swap, the Fund will segregate an amount of cash and/or liquid securities equal to the market value of the underlying asset.

        Structured Products Risk.    The Fund may invest in structured products, consisting of collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other similarly structured securities. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

        The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

        Certain structured products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities discussed herein, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in structured products are subordinate to other classes or tranches thereof, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Liquidity Risk.    The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

        Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

        Certain fixed-income instruments and loans are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

        ETF Risk.    The Fund may invest in ETFs. ETF shareholders are generally subject to the same risks as holders of the underlying securities in the ETF's portfolio. ETFs are subject to certain additional risks, including the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities and the risk of a halt in trading of the ETF's shares. In addition, the Fund will bear, along with other shareholders, its pro rata portion of the ETF's expenses, including management fees. In sharing their proportionate share of the Fund's expenses, Fund shareholders may also indirectly bear similar expenses of an ETF.

        Non-U.S. Securities Risk.    The Fund may invest in securities or other instruments of non-U.S. issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to bankruptcy and creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund's shares are not priced, NAV may change at times when the Fund's shares cannot be sold.

        The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

        Foreign Currency Risk.    Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

        The Fund's use of forward, futures or options contracts to purchase or sell foreign currencies may result in reduced returns to the Fund. A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into currency forward or futures contracts. The Fund may enter into forward or futures contracts under various circumstances, including for hedging purposes.

        Short Selling Risk.    If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

        Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

        In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

        Non-Diversification Risk.    The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

        Portfolio Turnover Risk.    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Non-Principal Risks of Investing in the Fund

        Prepayment Risk.    If interest rates fall, it is possible that issuers of fixed-income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

        The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers' financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to shareholders. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

        Valuation Risk.    Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

        Inflation/Deflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions on the shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

        Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk.    To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed-income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

        Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities, or a government-sponsored enterprise, asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable or no collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the U.S. Government, there can be no assurance that the U.S. Government would in fact guarantee such instruments.

        Zero Coupon Securities Risk.    Certain fixed-income obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

        When-Issued and Delayed Delivery Securities Risk.    The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

        Cash and Cash Equivalent Investments.    The Fund may invest in cash and cash equivalents or other high quality short-term investments for temporary defensive purposes, including when other permitted investments are unattractive, in order to provide a reserve for future investments, and otherwise to provide liquidity within the Fund's portfolio. Such investments generally may include short-term U.S. government securities, money market fund investments, high-grade commercial paper, bank obligations, repurchase agreements and other money market investments.

        Risks of Investing in Other Investment Companies.    The Fund may acquire shares in other investment companies, including foreign investment companies, to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

        Repurchase Agreements Risk.    Subject to its investment objective and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

        Reverse Repurchase Agreements Risk.    The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

        Dollar Rolls Risk.    A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline below, or the market value of the securities subject to the Fund's forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the transaction may be restricted.

        Government Intervention in the Financial Markets.    The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

        Lending of Portfolio Securities.    The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions, including, as permitted by the SEC, affiliates of the Adviser. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Adviser, other service providers or their affiliates and from which the Adviser, other service providers or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers' collateral. If the Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

        The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Disclosure of Portfolio Holdings

        A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's website at www.[    ].

MANAGEMENT OF THE FUND

General

        The Fund's Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund's Trustees is comprised of persons who are independent trustees.

        KKR Asset Management LLC serves as the Fund's investment adviser, subject to the ultimate supervision of, and any policies established by, the Fund's Board of Trustees, pursuant to the terms of an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Under the terms of an Investment Advisory Agreement, the Adviser allocates the Fund's assets in accordance with the Fund's investment objective.

        The Adviser was formed as a limited liability company under the laws of the State of Delaware on June 24, 2004 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser currently serves as an investment adviser of certain unregistered private investment companies and as a sub-adviser of a business development company, and may in the future serve as an investment adviser of other registered and unregistered private investment companies. The offices of the Adviser are located at 555 California Street, 50th Floor, San Francisco, California 94104, and its telephone number is 415-315-3620.

The Adviser

        The Fund's investment adviser is KKR Asset Management LLC (the "Adviser"). Launched in 2004, the Adviser is a subsidiary of KKR, a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. As of June 30, 2012, KKR had $61.5 billion in assets under management. The Adviser has not previously managed an open-end mutual fund registered under the 1940 Act.

        Founded in 1976, KKR is a leading global investment firm with 14 offices and approximately 900 people, including over 400 investment professionals. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies. KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns for its clients.

        KKR operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and compliance procedures. Its investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics. The Adviser utilizes a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser's investment approach is designed to incorporate valuable characteristics of both.

        The Adviser's investment teams, which are organized by industry, invest across the capital structure with the goal of protecting capital and achieving attractive risk-adjusted returns. With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The Adviser's access to KKR's resources, however, may be limited by well-defined information sharing policies and compliance procedures adopted by the Adviser and KKR.

        Under an advisory agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 0.65% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement do

not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, (excluding interest, taxes, brokerage commissions, dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles, extraordinary expenses and certain other Fund expenses) at least until [    ], 2013. Under the Expense Cap Agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's Total Annual Fund Operating Expenses After Expense Reimbursement plus recoupment do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, for the fiscal year.

        A discussion regarding the basis for the Board's approval of the advisory agreement will be included in the Fund's initial report to shareholders.

Portfolio Managers

        The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR's global network. While the Adviser is primarily based on San Francisco, New York and London, KKR's international footprint provides the Adviser with the ability to identify, evaluate, and execute investment opportunities globally as members of the Adviser have access to KKR's global platform.

        The Fund is co-managed by Erik A. Falk, Frederick M. Goltz, Christopher A. Sheldon and William C. Sonneborn.

        Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products. Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department. Mr. Falk holds a B.S. and M.S. from Stanford University.

        Frederick M. Goltz (San Francisco) joined KKR in 1995 and is the head of the Adviser's credit strategies and global trading, as well as head of mezzanine investing. He is also a member of the Adviser's Investment Committee and Portfolio Management Committee. Previously, Mr. Goltz was co-head of KKR's energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR in the energy space, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. Prior to joining KKR, Mr. Goltz was with Furman Selz Incorporated in its Corporate Finance Department section. Mr. Goltz graduated magna cum laude and holds a B.A. and B.S. from the University of Pennsylvania and an M.B.A. from INSEAD, Fontainebleau, France.

        Christopher A. Sheldon (San Francisco) joined KKR in 2004, and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Sheldon was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including technology, media, cable and telecom and responsible for opening the Adviser's London office in 2007. Prior to joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo's High Yield Securities Group. Mr. Sheldon previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon holds a B.A. from Denison University.

        William C. Sonneborn (San Francisco) joined KKR in 2008 and is the Chief Executive Officer of the Adviser and KKR Financial Holdings LLC. He is also a member of KKR's Management Committee and the Adviser's Investment Committee. Prior to joining KKR, Mr. Sonneborn was with

The TCW Group, Inc., most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. Mr. Sonneborn previously worked at Goldman, Sachs & Co., in both New York and Hong Kong, where he was predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors and holds a B.S. from Georgetown University.

        The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

        The investment professionals who have day-to-day responsibility for the Fund are supported not only by personnel of the Adviser but also by having access to KKR's global platform, including over 400 KKR investment professionals. KKR's investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-specific teams that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest. KKR believes the industry-specific team approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Fund.

        Several of the investment professionals that are involved in the investment activities of the Fund are employed by affiliates of the Adviser, and are "associated persons" of the Adviser under the Advisers Act for purposes of managing the Fund.

The Administrator

        SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator to the Fund (the "Administrator"). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of the Fund.

Related Performance Information

        A privately offered fund managed by the Adviser will be reorganized into the Fund as of [    ], 2012. This privately offered fund commenced operations on August 11, 2011 and had investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act.

        The performance information for the privately offered fund is provided below to illustrate the past performance of the Adviser in managing a similar fund and should not be considered as an indication of future performance of the Fund or the Adviser. The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been higher or lower than the performance shown in the table below. The performance figures were calculated in accordance with the industry standards for preparing and presenting investment adviser performance. This methodology differs from the SEC's standardized method that the Fund will use to calculate its own performance.

        The performance of the privately offered fund is shown in the table below for the period ended August 31, 2012. Also shown is the performance of a broad-based securities index, Bank of America

Merrill Lynch U.S. High Yield Master II Index, which is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Annualized Total Return	Fund Inception (8/11/11)
Privately Offered Fund	13.6%
Bank of America Merrill Lynch U.S. High Yield Master II Index (reflects no deductions for fees, expenses or taxes)	13.8%

SHAREHOLDER INFORMATION

Pricing of Fund Shares

        The NAV of the Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open as of the close of regular trading, normally 4:00 p.m., Eastern time. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or other financial intermediary. For a transaction to be considered in "good order," all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the "Purchase of Fund Shares" section of this Prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

        The NAV of the Fund is equal to its total assets less its total liabilities as of the relevant valuation date. The Fund calculates NAV per Share by subtracting liabilities from the total assets of the Fund and dividing the result by the total number of outstanding Shares of the Fund. The Fund's assets and liabilities are valued in accordance with the principles set forth herein. Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

        For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

        Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund's Board has determined constitutes fair value. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of such investments.

        Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

        The Fund will normally use pricing data for domestic equity securities received shortly after the close of the primary securities exchange on which such securities trade and do not normally take into account trading, clearances or settlements that take place after the close of the exchange. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

        If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by, or under the supervision of, the Board While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

How To Choose a Share Class

        Investors can choose from among three classes of shares of the Fund: Investor Class, Institutional Class and KKR Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with the Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

        The minimum initial investment for this class is $2,500. Investor Class shares have no sales charges. Your entire amount invested purchases Fund shares at the Investor Class's NAV per share. Shareholders in Investor Class shares also pay distribution (12b-1) fees at an annual rate of 0.25% of net assets attributable to Investor Class shares. Shareholders in Investor Class shares do not pay shareholder servicing fees.

        See below for more information on distribution (12b-1) fees and shareholder service fees.

Institutional Class

        The minimum initial investment for this class is $100,000. Institutional Class shares have no sales charges. Your entire amount invested purchases Fund shares at the Institutional Class's NAV per share. Shareholders in Institutional Class shares pay a shareholder service fee at an annual rate of up to 0.10% of net assets attributable to Institutional Class shares. Shareholders in Institutional Class shares do not pay distribution (12b-1) fees.

KKR Class

        The minimum initial investment for this class is $5,000,000. The KKR Class shares have no sales charges. Your entire amount invested purchases Fund shares at KKR Class's NAV per share. Shareholders in KKR Class shares do not pay distribution (12b-1) fees or shareholder servicing fees.

Exchange Privilege

        Shares of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge. An investor may exchange each class of shares of the Fund for shares of the same class of any other fund of the Trust (once available) that offers that class based on the respective NAVs of the shares involved. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

        An investor may exchange or obtain additional information about exchange privileges for a Fund's shares by contacting the investor's financial service firm, the transfer agent or the Fund. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

        The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege.

        An exchange of shares of the Fund directly for shares of another class of the Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. However, an exchange of shares of the Fund for shares of the same class of any other fund of the Trust (once available) should generally be a taxable exchange for federal income tax purposes. Please consult your tax adviser before making any decision that may affect your tax situation.

Purchase of Fund Shares

        The Fund is open for business each day the NYSE is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have an agreement with the Fund's distributor. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (U.S. territories are acceptable) or for a non-resident alien.

        The Adviser may pay all or a portion of the charges of various financial service firms and specified benefit plans that make shares available to their customers. Subject to tax limitations and approval by the Board, the Fund may also pay a portion of these charges representing the expenses the Fund would otherwise incur in maintaining these separate shareholder accounts directly.

        To purchase Investor Class, Institutional Class and KKR Class shares directly from the Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund's transfer agent. See page [      ] for mailing instructions.

        To purchase Investor Class, Institutional Class and KKR Class shares from a broker-dealer, the broker-dealer must be a member of the Financial Industry Regulatory Authority ("FINRA") and have entered into an agreement with the Fund's distributor. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Fund. The Fund reserves the right to reject any purchase order. Orders to purchase shares will be made at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund's distributor. Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund's distributor.

        To purchase additional shares via Automated Clearing House ("ACH"), contact the transfer agent at 855-859-3943, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to the transfer agent. Assuming the transfer agent or the Fund properly acts on telephone instructions and follow reasonable procedures to protect against unauthorized transactions, neither the transfer agent nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as the transfer agent or the Fund takes reasonable measures to verify the order.

        Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Fund, or by investors who have established ACH capabilities for an account.

        A purchase order received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A purchase order received after that time becomes effective on the next business day. Purchase orders for Fund shares are effected at the NAV per share next determined after receipt of a purchase order by the Trust or its designee.

Paying for Shares

        When purchasing shares directly from the Fund, you must pay by wire or check. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

        The Fund reserves the right to cancel any purchase order and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Fund does not issue certificates representing Fund shares.

Sending application or documents by regular mail

        If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, your account application should be sent to:

  Overnight Mail
  KKR Alternative High Yield Fund
  c/o DST Systems, Inc.
  ATTN: 219295
  430 W 7th Street
  Kansas City, MO 64105

  Regular Mail
  KKR Alternative High Yield Fund
  PO Box 219295
  Kansas City, MO 64121-9295

Paying for Shares by Wire

        Prior to sending a wire, please notify [    ] at [    ] to insure proper credit to your account.

        Direct your bank to wire funds as follows:

  [    ]
  ABA—[    ]
  DDA—[    ]
  Account Name: KKR Alternative High Yield Fund
  Ref: Shareholder Account Name/ Number

        Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Minimum Investments

        The minimum initial investment for Investor Class shares is $2,500, the minimum initial investment for Institutional Class shares is $100,000 and the minimum initial investment for KKR Class shares is $5,000,000. There is no minimum for subsequent investments.

        Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Fund. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

Other Retirement Plans

        If you are self-employed, you may be able to purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Fund does not currently act as a sponsor or administrator for such plans.

        Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Fund does not currently act as a sponsor or administrator for such plans.

Redemption of Fund Shares

In General

        You may redeem your shares on any day during which the NYSE is open, either directly from the transfer agent, if you hold your shares directly, or through broker-dealers or financial intermediaries through which you hold your shares. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund's distributor. Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund's distributor. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount (as determined by the Fund), your account may be closed at the discretion of the Fund.

By Mail

        If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, send a written request to:

  Overnight Mail
  KKR Alternative High Yield Fund
  c/o DST Systems, Inc.
  ATTN: 219295
  430 W 7th Street
  Kansas City, MO 64105

  Regular Mail
  KKR Alternative High Yield Fund
  PO Box 219295
  Kansas City, MO 64121-9295

        Written redemption requests must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

Telephone Redemption Service

        You may redeem shares by telephone by electing this service on the new account application. You may thereafter redeem shares on any business day by calling the transfer agent at 855-859-3943, until the close of the NYSE, normally 4:00 p.m., Eastern time.

        Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH.

        The Fund and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the transfer agent will require personal identification information before accepting a telephone redemption order.

        Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Fund.

Fees

        You will not be charged for redeeming your shares directly from the transfer agent, except as described below under "Frequent Purchases and Redemptions of Fund Shares and Redemption Fee." Broker-dealers handling redemption transactions generally will charge a service fee.

Payment of Redemption Proceeds

        The transfer agent will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

        The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Wired Proceeds

        If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Fund, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

        Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

        Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 855-859-3943 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Changing Information

        If you did not previously elect the Telephone Redemption Service on your new account application, or wish to change any information previously provided to the transfer agent (including the bank to which redemption proceeds are to be wired), or wish to add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Adviser from fraud.

Systematic Withdrawal Plan—For KKR Class only

        If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly, quarterly, or annual checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Withdrawal Plan, please send a letter of instruction, signed by all registered shareholders, to KKR Alternative High Yield Fund, PO Box 219295, Kansas City, MO 64121-9295. If not referenced, a default date of the 15th of the month will be used for the redemption.

Transfer of Ownership

        You may transfer Fund shares or change the name or form in which the shares are registered by writing to the transfer agent. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application and W-9 or other applicable tax form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed as described under "Signature Guarantees/Other Documents."

Dividends and Distributions

        You should specify on your new account application how you wish to receive distributions. If no election is made on the new account application, all distributions will automatically be reinvested. The Fund offers two options:

  1)
  income dividends and capital gain distributions automatically reinvested in additional shares of the Fund; or

  2)
  both distributions paid in cash.

        Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable class of the Fund at the NAV next determined.

        [The Fund's distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash.]

        It is currently planned that dividends will be accrued on a daily basis and paid on a monthly basis beginning at the end of the month following the month in which the Fund commences operations.

Frequent Purchases and Redemptions of Fund Shares and Redemption Fee

        The Fund is intended for long-term investors and not for those who wish to trade frequently in its shares. The Fund will not knowingly accommodate frequent trading in Fund shares. The Board has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as "market timing," because such activities are disruptive to the management of the Fund's portfolio, and may increase Fund expenses and negatively affect the Fund's performance. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

        The procedures of the Fund require that the Administrator monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading, it will then review the account's activities and will bar the shareholder from future purchases, including purchases by exchange. The Fund's Adviser will also notify the Fund's transfer agent of any of these restrictions and will keep the Board informed quarterly regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason if the Adviser believes that, in its sole discretion, a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Fund and may be cancelled or revoked by the Fund. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible. To discourage frequent short-term trading in Fund shares, the Fund imposes a 2.00% of NAV redemption fee on redemptions with respect to Fund shares held for 30 days or less. For example, if you purchase your shares on September 15th you will be charged a fee for any redemptions made on or prior to October 14th of the same year. This redemption fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party. The redemption fee applies to redemptions from the Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into the Fund. The Fund reserves the right to modify the terms of, or terminate, this fee at any time.

        The fee is applied to the shares being redeemed in the order in which they were purchased. For this purpose, shares will be treated as redeemed as follows: first, reinvested shares; second, shares held more than 30 days after issuance; and third, shares held for 30 days or less after issuance.

        The Fund may not impose redemption fees in the following situations:

  •
  on required minimum distributions from IRA and other retirement accounts (where it is operationally feasible),

  •
  in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board, or

  •
  on transactions by shareholders holding shares through an omnibus account, third-party intermediary or broad-based benefit plan if: the intermediary has represented to the Fund that it will track and remit the redemption fees, or the Fund has determined that policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the program or plan are in effect. Examples of this type of exception are asset allocation programs that rebalance periodically, systematic withdrawal plans and broad-based benefit plans that appropriately restrict the frequency with which participants can redeem or exchange their interests in the Fund.

        The Administrator monitors activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Fund does identify such activity, the Fund may instruct the transfer agent or intermediary to code the individual account "Redemption Only." If the Fund determines that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Fund has the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intends to do so. The Fund reserves the right to remove any waiver granted to such a party. Utilizing these information rights will assist the Fund in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. There can be no assurance that the Fund and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Customer Identification and Verification

        To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

        What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

        The Fund is required by law to reject your new account application if the required identifying information is not provided.

        In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

        Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

        Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

        The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Tax Consequences

        The following is a description of the material U.S. federal income tax consequences of owning and disposing of Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder's particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including "individual retirement accounts" or "Roth IRAs." Unless otherwise noted, the following discussion only applies to a Shareholder that holds Shares as a capital asset (generally, for investment) and is a U.S. shareholder. A "U.S. shareholder" is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. A "non-U.S. shareholder" generally is a beneficial owner of Shares who is not a U.S. shareholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or foreign tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled "Tax Matters."

        The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including dividends that are reinvested in additional shares) in a timely manner to its shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

        To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

        There may be uncertainty as to the appropriate treatment of certain of the Fund's investments for U.S. federal income tax purposes. In particular, the Fund will invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

        Distributions of the Fund's ordinary income and net short-term capital gains will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder's basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in its shares, the excess will be treated as gain from a sale of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

        For taxable years beginning before January 1, 2013, distributions made to a non-corporate shareholder out of "qualified dividend income," if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares. However, Fund distributions will generally not qualify for this favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Fund will be generally earning interest income rather than dividend income.

        A shareholder may recognize a capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder's adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder's holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to dividend reinvestment) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person's "net investment income" for the relevant taxable year and (b) the excess of the U.S. person's modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A U.S. person's net investment income will generally include its gross dividend income, including distributions of capital gains and its net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund.

        The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Assets with unrealized gains for tax purposes.

        Certain assets held by the Fund were transferred to the Fund, see                                    , in non-recognition transactions where the Fund carried over the tax basis of the transferors of such assets ("Unrealized Appreciation Assets"). As a result, a portion of the initial assets held by the Fund has net unrealized appreciation for tax purposes (i.e. the value of such transferred initial assets exceed the Fund's tax basis in the assets). As of                                    , the net appreciation for tax purposes in the Unrealized Appreciation Assets was approximately $            , which was approximately            % of the

value of the total assets that were transferred to the Fund (this percentage would decrease to the extent that the Fund increases it assets through the sale of Fund shares). To the extent that such unrealized gains are ultimately realized by the Fund through a future sale, or on maturity of the Unrealized Appreciation Assets, the net realized gains of the Fund (also taking into account realized gains and losses of other assets) would be distributed to the Fund shareholders. Thus, the unrealized gain, for tax purposes, in Unrealized Appreciation Assets could result in higher amounts of future taxable distributions to Fund shareholders.

Backup Withholding

        The Fund may be required to backup withhold on taxable dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Shareholders should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Shareholders.

Non-U.S. Shareholders

        If a shareholder is a non-U.S. Shareholder whose ownership of Shares is not "effectively connected" with a U.S trade or business, distributions of investment company taxable income will generally be subject to a U.S. federal withholding tax at a rate of 30% (or lower treaty rate). Net long-term capital gain dividends distributed by the Fund to a non-U.S. Shareholder will generally not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of shares by a non-U.S. Shareholder whose ownership of shares is "effectively connected" with a U.S. trade or business, please see the discussion in the SAI under "Tax Matters—Non-U.S. Shareholders."

        Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

        Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTION ARRANGEMENTS

Distribution (12b-1) and Shareholder Service Plans

        The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Institutional Class shares.

        The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of Investor Class shares, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

        The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Institutional Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.10% of net assets attributable to Institutional Class shares to cover the costs of such services.

        Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board. Because these fees, as applicable, are deducted from the net assets of Investor Class and Institutional Class shares, respectively, on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it.

Investing Through an Intermediary

        If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder's transaction fees, and the Investor Class, Institutional Class and KKR Class shares may pay fees to these firms in return for services provided by these programs to shareholders.

        The Adviser may pay compensation (out of its own resources and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund's shares.

        The Adviser or its affiliates pay certain costs of marketing the Fund out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Fund; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. The Adviser or its affiliates may also pay amounts to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, sub-accounting, transaction processing and other administrative services, and a portion of these payments may be borne by the Fund.

        The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may result in the Fund having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

        You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Fund through any intermediary.

 FINANCIAL HIGHLIGHTS INFORMATION

        Because the Fund has not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

 SHAREHOLDER SERVICES

        The Fund provides you with the following services and information about your account:

  •
  A confirmation after every transaction;

  •
  Monthly account statements reflecting all transactions for the month;

  •
  Tax information mailed after the close of each calendar year; and

  •
  Financial statements of the Fund, mailed at least twice a year.

Telephone Information

Your Account

        Questions about your account, purchases, redemptions and distributions can be answered by the transfer agent Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll free 855-859-3943.

The Fund

        Questions about the Fund and literature requests can be answered by the Fund's telephone representatives Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll free 855-859-3943.

To Redeem Shares

        To redeem shares by telephone, call the transfer agent prior to 4:00 p.m., Eastern time on the day you wish to redeem. Call toll free 855-859-3943.

KKR Series Trust
555 California Street
50th Floor
San Francisco, CA 94104
Phone [    ]
Toll Free [    ]
(www.[    ])

Adviser
KKR Asset Management LLC
555 California Street
50th Floor
San Francisco, CA 94104

FOR MORE INFORMATION

        More information on the Fund is available free upon request, including the following:

  •
  Shareholder reports—Additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Fund's Annual Report to Shareholders will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performances during the last fiscal year.

  •
  Statement of Additional Information ("SAI")—The SAI provides more detailed information about the Fund, is on file with the Securities and Exchange Commission (the "SEC"), and is incorporated by reference (is legally considered part of this Prospectus).

        You can obtain the SAI and, when available, the Fund's Reports to Shareholders without charge, upon request, and otherwise make inquiries to the Fund by writing or calling the Fund at KKR Alternative High Yield Fund, PO Box 219295, Kansas City, MO 64121-9295 or 855-859-3943.

        The Fund's Prospectus, SAI, Shareholder Reports and other additional information are available through the Fund's website at (www.[    ]).

        Information about the Fund, including the SAI, can be reviewed at the SEC's Public Reference Room in Washington D.C. (phone 202-551-8090 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the e-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520. Reports and other information about the Fund are also available on the SEC's Internet Web site (http://www.sec.gov).

Investment Company Act File No. 811-22720

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION [            ], 2012

Subject to Completion

Investor Class Shares
[    ]

Institutional Class Shares
[    ]

KKR Class Shares
[    ]

KKR Alternative High Yield Fund

        This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Fund's Prospectus dated [    ], 2012. A copy of the Prospectus may be obtained without charge by writing to the Fund at KKR Alternative High Yield Fund, PO Box 219295, Kansas City, MO 64121-9295, or by calling the Fund at 855-859-3943.

FUND HISTORY

        The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Certificate of Trust dated July 16, 2012.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

        KKR Series Trust (the "Trust") is a, open-end, management investment company which currently consists of one investment non-diversified series: KKR Alternative High Yield Fund (the "Fund").

Investment Strategies and Risks

        The Fund seeks to achieve its investment objective by investing in a portfolio of fixed-income investments, including high yield bonds, notes, debentures, convertible securities and preferred stock. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in corporate fixed-income instruments that are rated below investment grade ("high yield" or "junk") by a nationally recognized statistical rating organization or are unrated but deemed by KKR Asset Management LLC, the Fund's investment adviser (the "Adviser"), to be of comparable quality.

        The Adviser seeks to identify investment opportunities with the potential for attractive risk-adjusted returns by employing a rigorous, fundamentals-based due diligence process that leverages the expertise and experience of its fixed-income investment professionals and portfolio managers who focus extensively on fixed-income investing within the Adviser. The Adviser's due diligence process focuses on the preservation of capital within the Fund's portfolio and facilitates the identification of opportunistic, short-term tactical investment opportunities by the Fund as the Adviser seeks to identify and capture discounts or premiums over purchase price in response to changes in market environments and credit events.

        The Adviser currently anticipates that the majority of the Fund's investments will be in fixed-income instruments issued by U.S. companies, but the Fund may, from time to time, be invested outside the United States, including investments in issuers located in emerging markets. Such obligations may be U.S. dollar-denominated as well as non-U.S. dollar-denominated, subject to the limitation that the Fund will not invest more than 30% of its total assets in non-U.S. dollar-denominated securities or instruments issued by non-U.S. issuers that are not publicly traded in the United States. The Fund may invest in fixed-income instruments without regard to their maturity.

        The Fund may also invest in loans and loan participations. The Fund may seek to obtain market exposure to the securities and instruments in which it invests by investing in exchange-traded funds ("ETFs") and may invest in various types of derivatives, including swaps, futures and options, and structured products in pursuing its investment objective or for hedging purposes. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

        The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

Portfolio Composition

        The Fund's investments in fixed-income investments, including high yield bonds, notes, debentures, convertible securities and preferred stock, may be all or substantially in investments that are generally considered to have a credit quality rated below investment grade by a NRSRO or unrated credit obligations that are deemed to be of comparable quality by the Adviser. High yield securities (that is, securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P")) are commonly referred to as "junk" securities and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Generally, high yield securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. High yield securities are more susceptible to non-payment of interest and principal and default than higher-grade securities. Adverse changes in the economy or to the individual issuer often have a more significant impact on the ability of high yield issuers to make payments, meet projected goals or obtain additional financing.

        When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. Some of the securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody's or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

        While all credit obligations tend to fluctuate inversely with changes in interest rates, the prices of high yield securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market as well as the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. The secondary trading market for high yield securities may be less liquid than the market for higher-grade securities. Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for high yield securities may also have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the Adviser's experience, judgment and analysis than higher-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

        The Fund may invest in the fixed-income obligations of stressed and distressed issuers, including obligations that are in covenant or payment default. Fixed-income obligations that are or become stressed or distressed generally trade at prices below par, thus creating opportunities for capital appreciation (or loss) as the values of such securities change over time. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Adviser relies on company management, outside experts, market participants and firsthand experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the analysis of the Adviser will produce conclusions that lead to profitable investments for the Fund. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other fixed-income or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

        The Fund may sell portfolio securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for high current income or capital appreciation has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year.

Senior Loans

        Senior loans hold the most senior position in the capital structure of a corporation, partnership or other business entity (a "Borrower"). Senior loans are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

        Interest rates on senior loans may be fixed or may float periodically. On floating rate senior loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate senior loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of floating rate senior loans or to adjust the overall interest rate exposure of the Fund.

        When interest rates rise, the values of fixed-rate income securities generally decline. When interest rates fall, the values of fixed-rate income securities generally increase. The prices of floating rate senior loans tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. For floating rate senior loans, interest payable to the Fund from its investments in senior loans should increase as short-term interest rates increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value ("NAV") as a result of changes in market interest rates.

        Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower.

        Senior loans may not be rated by a rating agency. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the senior loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

        Senior loans are not registered with the U.S. Securities and Exchange Commission ("SEC"), or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered under the Exchange Act of 1934, as amended (the "Exchange Act"). No active trading market may exist for some senior loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of senior loans, the Fund's yield may be lower.

        The floating or variable rate feature of most senior loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its NAV per share than investment companies investing primarily in fixed-income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed-income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund's policy of acquiring interests in floating rate senior loans may minimize fluctuations in NAV of the Fund resulting from changes in market interest rates. However, because floating or variable rates on senior loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other fixed-income obligations, impairing the Fund's NAV.

        The Fund may purchase and retain in its portfolio senior loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.

        The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value senior loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

        Loan Assignments.    The Fund may purchase senior loans on a direct assignment basis. If the Fund purchases a senior loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in senior loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

        Loan Participations.    The Fund may also purchase, without limitation, participations in senior loans, but does not plan to do so extensively. The participation by the Fund in a lender's portion of a senior loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk of both the Borrower and the institution that sells the participation. The participation interests in which the Fund intends to invest may not be rated by any rating agency.

        Pre-Funded Letter of Credit Loans.    The Fund may purchase participations in prefunded letter of credit loans (a "prefunded L/C loan"), but does not plan to do so to a large extent. A prefunded L/C loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

        When the Borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

        When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. In addition, the Fund may also receive a fee, typically similar to the spread paid on the Borrower's institutional loan. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the prefunded L/C loan. As a result, the Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Subordinated or Unsecured Loans or Debt

        The Fund may invest in subordinated loans, which have the same characteristics as senior loans except that such loans are subordinated in payment and/or in lien priority to first lien holders. Accordingly, the risks associated with subordinated loans are higher than the risk of loans with first priority over the collateral. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

        Subordinated loans generally are subject to similar risks as those associated with investments in senior loans. Because subordinated loans are subordinated and thus lower in priority of payment and/or in priority of lien to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans. Subordinated loans share the same risks as other high yield securities.

        Unsecured and subordinated loans or debt may, and generally will, rank lower in priority of payment to senior loans and second lien loans of the borrower. Subordinated secured loans or debt typically are secured by a lower priority security interest in or lien on specified collateral, and typically have more subordinated protections and rights than senior loans and second lien loans. Unsecured and subordinated loans may have fixed or adjustable, variable or floating rate interest payments. Because unsecured and subordinated loans and debt may rank lower as to priority of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks similar to those of high yield securities.

        Unsecured loans or debt generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest in or lien on specified collateral. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other debt. Unsecured loans may have fixed or adjustable, variable or floating rate interest payments. Because unsecured loans are subordinate to the senior loans and secured debt of the borrower, they may present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Unsecured interests of below investment grade quality share risks similar to those associated with other below investment grade securities.

Mezzanine Investments

        Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company's assets, some or all of such terms may not be part of particular investments. Moreover, the ability of the Fund to influence a portfolio company's affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a "fraudulent conveyance"; (ii) the recovery as a "preference" of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called "lender liability" claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Fixed-Income Securities Ratings

        The NRSROs publish ratings based upon their assessment of the relative creditworthiness of the rated fixed-income securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from fixed-income securities in the lower rating categories to compensate investors for the increased credit risk. Any use of credit ratings in evaluating fixed-income securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal, typically relying to a large extent on historical data. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect to risk of fluctuations in market value of the fixed-income security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a fixed-income obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has been enacted in an effort to reform rating agencies. Rules have also been adopted by the SEC to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agencies business and the Adviser's investment process.

        Prepayment risk occurs when a fixed-income investment held by the Fund may be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers' financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may repay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases a relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than short-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

Structured Products

        The Fund may also invest in structured products, including collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), structured notes, credit-linked notes and other types of structured products. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of the underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, both being speculative techniques. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk. Certain structured products may be terminated early by the issuer if it is unable to hedge its obligations under the product, which could result in a loss to the Fund. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund.

        CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CDOs, CBOs and CLOs, the cash flows are split into two or more portions, called tranches, varying in risk and yield. The assets, senior loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The key feature of these structures is the prioritization of the cash flows from a pool of underlying securities among the several classes of securities issued by a structured product. CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed-income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect to some degree the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, the various more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to such securities as a class.

        Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. CBOs, CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed-income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to: currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. A credit-linked note is a derivative instrument that is an obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).

        The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, the assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Structured products may be private investment funds (structured as trusts or other types of pooled investment companies that are excluded from the definition of "investment company" under the 1940 Act, by the operation of Section 3(c)(1) or 3(c)(7) thereof) or investment companies that are registered under the 1940 Act. Investment in such products involves operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of the Fund's shares.

        Structured notes are derivative fixed-income securities, the interest rate and/or principal of which is often determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is often determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the reference asset may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference asset; therefore, the value of such security may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of fixed-income securities because the investor bears the risk of the reference indicator. Structured notes or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional fixed-income securities.

Credit-Linked Securities

        Credit-linked securities, which may be considered to be a type of structured investment, are fixed-income securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate fixed-income obligations or credit default swaps on corporate fixed-income securitization or loan obligations. The Fund will have the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund will bear the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment, in the event that one or more of the underlying fixed-income obligations go in to default or otherwise become non-performing. In addition, the Fund will bear the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

        An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person. The market for credit-linked securities may be, or suddenly can become, illiquid. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying fixed-income obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying fixed-income obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligations may affect the value of the credit-linked security. The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks.

Swaps

        The Fund may enter into swap transactions, including total return, index, interest rate and credit default swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. A swap transaction often involves swapping one or more investment characteristics of a security or a basket of securities with another party. The payment streams are calculated by reference to the investment characteristic(s) chosen applied to an agreed-upon notional amount.

        A credit default swap (or a credit default index swap) is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity (or a basket of reference issuers). In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity (or basket of reference issuers). The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity (or basket of reference issuers) remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a specific adverse credit event with respect to the reference entity (or one or more of the issuers in the basket of reference issuers). A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

        Total return and index swaps are used as substitutes for owning the physical securities that compose a given market index or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, including its dividend or distribution yield, if any, which is then exchanged for the receipt (or payment) of an adjustable, variable or floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

        An interest rate swap involves the exchange by the Fund with another party of their respective commitments to pay or receive a floating or fixed rate of interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

        The Fund may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.

        Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to these types of swaps is limited to the net amount of payments that the Fund is contractually obligated to make. When the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. In addition, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps often involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of this type of currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents typically utilizing standardized swap documentation.

        The Fund may engage in swap options for hedging purposes, to manage and mitigate credit and interest rate risks and to gain exposure to credit obligations. The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Fund and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty in closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

        The Fund will often enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid the creation of a senior security pursuant to SEC guidelines. (See also the section "Fund Investment Policies" below.) In the case of swaps that do not cash settle, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e. the Fund's daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the swaps. The Fund may enter into over-the-counter ("OTC") derivatives transactions (swaps, caps, floors and puts).

        It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, through its comprehensive new regulatory regime for derivatives, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") will impose mandatory clearing, exchange-trading and margin requirements on many derivatives transactions (including formerly unregulated over-the-counter derivatives) in which the Fund may engage. The Dodd-Frank Act also creates new categories of regulated market participants, such as "swap dealers," "security-based swap dealers," "major swap participants," and "major security-based swap participants," who will be subject to significant new capital, registration, recordkeeping, reporting, disclosure, business conduct and other regulatory requirements. The details of these requirements and the parameters of these categories remain to be clarified through rulemaking and interpretations by the Commodity Futures Trading Commission ("CFTC"), the SEC, the Federal Reserve Board and other regulators in a regulatory implementation process.

        Nonetheless, the possible effect of the Dodd-Frank Act may be to increase the Fund's overall costs of entering into derivatives transactions. In particular, new margin requirements, position limits and capital charges, even if not directly applicable to the Fund, may cause an increase in the pricing of derivatives transactions sold by market participants to whom such requirements apply. Administrative costs, due to new requirements such as registration, recordkeeping, reporting, and compliance, even if not directly applicable to the Fund, may also be reflected in higher pricing of derivatives. New exchange-trading and trade-reporting requirements may lead to reductions in the liquidity of derivatives transactions, causing higher pricing or reduced availability of derivatives, or the reduction of arbitrage opportunities for the Fund, adversely affecting the performance of certain of the Fund's trading strategies.

        The Fund intends to comply with applicable regulatory requirements when implementing swaps and other derivatives transaction, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. The Fund may engage in transactions involving swap agreements derivatives transactions in accordance with the rules and interpretations of the CFTC.

        The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Fund's Board of Trustees (the "Board"). The Adviser will monitor the creditworthiness of counterparties to the Fund's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate NAV at least equal to the accrued excess. If the Fund enters into a swap transaction on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars.

        The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Use of Segregated and Other Accounts

        Many transactions in derivative instruments (including swaps), in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not covered or subject to offsetting positions or transactions. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a cash-settled futures contract. Transactions in derivative instruments may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

Foreign Securities

        The Fund may invest in securities of borrowers that are organized or located in countries other than the United States, including non-U.S. dollar-denominated securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund's assessment of the risk/reward of specific securities in that country along with relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different and perhaps not as well formulated and defined legal systems and laws relating to bankruptcy and creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar-denominated investments will be subject to substantially similar risks to those associated with direct investment in securities of foreign issuers, and are subject to currency risk as well. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund may also hold non-U.S. dollar-denominated senior loans or other securities received as part of a reorganization or restructuring. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        Since the Fund may invest in securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Currency exchange rates may fluctuate significantly over short periods of time. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions. The Fund's net currency positions may expose it to risks independent of its securities positions.

        Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

        Foreign currency transactions.    The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. This type of forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed-upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. They may also be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities that are held or proposed to be purchased are denominated. The Fund may also enter into currency swap transactions. A currency swap generally involves an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps also usually involve initial and final exchanges of the designated currency that correspond to an agreed-upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

        The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities. When required by law, the Fund will cause its custodian bank to earmark cash or other liquid portfolio securities in an amount equal to the net amounts of the Fund's currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or liquid securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund's currency exposure with respect to such contracts. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Derivative Instruments

        The Fund generally seeks to use certain derivative instruments as portfolio management or hedging techniques. In doing so, the Fund seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use derivative instruments to earn income. Among derivative instruments the Fund may utilize are forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objective of the Fund.

        Derivative instruments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instrument. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Fund to predict pertinent market movements, which cannot be assured. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Thus, the use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to derivative instruments are not otherwise available to the Fund for investment purposes.

        When conducted outside the United States, transactions in derivative instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) different bankruptcy or creditors' rights laws and (vi) lower trading volume and liquidity.

        The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put. The Fund may purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

        The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of domestic or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities.

        The Fund intends to comply with applicable regulatory requirements when implementing derivative instruments including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions.

Short Sales and Other Short Positions

        The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

        The Fund may also use structured products and derivatives to implement short positions. Taking short positions involves leverage of the Fund's assets and presents various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the issuer or counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the issuer of the structured product or counterparty to the derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

Bankruptcy and Other Proceedings

        Certain fixed-income securities held by the Fund may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer received less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities involved a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any repayment on the securities.

        If the Fund is found to have interfered with the affairs of a company in which the Fund holds a fixed-income investment, to the detriment of other creditors or shareholders of such company, the Fund may be liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors if the fund is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for bankruptcy protection. The Fund's investment may be treated as equity if it is deemed to be a contribution of capital, or if the Fund attempts to control the outcome of the business affairs of a company prior to such filing.

        The Adviser may seek to place its representative on the boards of certain companies in which the Fund has invested. It is also anticipated that the Fund will invest in companies in which other funds advised by the Adviser or its affiliates (for purposes of this section, "KKR Funds") will have representatives on the boards of such companies. While such representation may enable the Fund to enhance the sale value of its debt investments in a company, such involvement (and/or an equity stake of other KKR Funds or the Adviser, KKR or their affiliates in such company) may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of the Fund's debt investments as equity. The Fund will indemnify the Adviser and its affiliates, and the members, partners, shareholders, directors, officers, employees and, if specifically agreed, agents of each of them, for claims arising from such board representation. The Adviser will seek to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such companies, but the exercise of such rights could produce average consequences in particular situations.

        The preceding discussion is based upon principles of U.S. federal and state laws. Insofar as the Fund's portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, which consequences may or may not be analogous to those describe above under U.S. federal and state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund's investments.

Other Investments

        The following disclosure supplements the disclosure set forth under the captions "Additional Portfolio Construction Guidelines" and "Additional Risks of Investing in the Fund" in the Prospectus.

Securities of Other Investment Companies

        The Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies to the extent permitted by the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's investment advisory and other fees and expenses with respect to assets so invested. Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. If the Fund invests in securities issued by an investment company that are not credit obligations, such investment will only count toward the Fund's 80% investment policy if the investment company itself has a policy to invest at least 80% of its assets in credit obligations. If the Fund invests in affiliated registered investment companies, it is not anticipated that such investment companies would waive any sales load or other fees for the Fund.

Exchange-Traded Funds

        The Fund may invest in ETFs, which are shares of publicly traded unit investment trusts and open-end investment companies. ETF shareholders are generally subject to the same risk as holders of the underlying securities included in the ETF's portfolio. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. In addition, the Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses, shareholders may also indirectly bear similar expenses of an ETF, which can have an adverse effect on the return of capital of the Fund.

Loan Originations and Loan Participations

        Original Lender.    When the Fund acts as an original lender, it may participate in structuring the senior loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund does not intend to act as the agent or principal negotiator or administrator of a senior loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Adviser on behalf of the Fund and/or one or more other registered investment companies managed by the Adviser.

        The Fund will generally only act as an original lender for a loan if, among other things, in the Adviser's judgment, the borrower can make timely payments on its loans and satisfy other credit standards established by the Adviser. The Adviser relies primarily on its own evaluation of the credit quality of such a borrower. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

        The Fund will not originate a loan (i) to a borrower that is a portfolio company controlled by a KKR Fund; or (ii) where the Adviser, its affiliate, or a KKR Fund, is the agent, principal negotiator or administrator of the loan, except to the extent that the Adviser or another registered investment company managed by the Adviser might be considered to be the principal negotiator of a loan it negotiates for the Fund and/or one or more other registered investment companies managed by the Adviser.

        Lender Liability Risk.    A number of U.S. judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

        In addition, under law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

        Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for lender liability based on the actions of the holders of such equity or other interests. The Fund could be exposed to claims for lender liability based on the actions of affiliates of, or persons related to, the Adviser, in the event the Fund were deemed to have been acting in concert with these persons to the impermissible detriment of the borrower. In situations where claims for lender liability against the Fund based on the actions of affiliates of, or persons related to, the Adviser are successful, the Fund may not have recourse to such persons and may suffer substantial losses as a result.

Zero Coupon Bonds

        Certain fixed-income obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater market risk and credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Distributions attributable to the Fund's "original issue discount" income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the Shareholders as ordinary income. As a consequence of selling investments in order to make distributions of "original issue discount" income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the Shareholders as ordinary income or as long-term capital gain depending on which investments are sold.

When-Issued and Forward Commitment Securities

        The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its NAV per share.

        The risks and effect of settlements in the ordinary course on the Fund's NAV are not the same as the risks and effect of when-issued and forward commitment securities.

        The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security's value in the market from the date of the Fund's commitment (the "Commitment Date") to the date of the actual delivery and payment for such securities (the "Settlement Date"). There is a risk that, on the Settlement Date, the Fund's payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market's valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

        The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed-upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Dollar Rolls

        A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline below, or the market value of the securities subject to the Fund's forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the transaction may be restricted.

Private Placements and Restricted Securities

        The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

        Some of the Fund investments may be in illiquid securities. At times, private placements or restricted securities, as well as other securities in which the Fund may invest, may be deemed illiquid. Investments in illiquid securities tend to restrict the Fund's ability to dispose of instruments in a timely fashion and restrict the Fund's ability to take advantage of market opportunities.

Warrants

        Warrants give holders the right, but not the obligation, to buy stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with senior loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many fixed-income securities. The values of warrants may be more volatile than those of senior loans and this may increase the volatility of the Fund's NAV.

Call and Put Options

        The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate fixed-income securities, Eurodollar instruments and foreign fixed-income securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium as compensation, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Selling Call and Put Options

        Purpose.    The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

        Selling Options.    The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times prior to expiration, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

        The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a covered basis, which means that, at all times prior to expiration, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

        Closing Purchase Transactions and Offsetting Transactions.    To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

        The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

        Risks of Writing Options.    By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.

Purchasing Call and Put Options

        The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

        Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's NAV.

Futures Contracts

        The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the CFTC and, in some cases, the SEC. An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified fixed-income security (such as U.S. Treasury bonds or notes) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offered rate for dollar deposits or LIBOR.

        Initial and Variation Margin.    In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

        Futures Contract Strategies.    When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

        Special Risks Associated with Futures Contract Transactions.    There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement. There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities or other reference value upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities or other reference value underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities or other reference value underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

        There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close out futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

        There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would generally not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

        Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

        Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts

        The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

        Risks of Transactions in Options on Futures Contracts.    In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk with purchased options is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Options on Foreign Currencies

        The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

        The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

        The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

        The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund covers the potential exposure of the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Combined Transactions

        The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single derivative instrument as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Fund's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Additional Risks of Other Derivative Instruments

        Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

        In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with counterparties deemed creditworthy by the Adviser.

        Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

        In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Credit Facility

        The Fund may enter into definitive agreements with respect to a credit facility or other borrowing program, subject to limits established by the 1940 Act, and would only be used for temporary or emergency purposes, including as necessary to meet redemptions. Any such borrowings would constitute financial leverage. Such a credit facility would not be convertible into securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the credit facility against liabilities they may incur in connection with the credit facility program.

Securities Lending

        To achieve its investment objective, the Fund may lend portfolio securities to certain financial institutions, provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral must be valued, or "marked to market," daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) any interest or dividends paid will be received by the Fund; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund's total assets. The Fund's lending of securities involves the risk of loss in the loaned securities or relay in recovery of the securities if the borrower becomes insolvent or should otherwise fail to deliver the loaned securities. The Fund may engage the services of a securities lending agent who would receive a share of the income generated by such activities. The fees associated with securities lending do not appear in the Fund's fee table, and the Fund bears the entire risk of loss on any reinvested collateral received in connection with securities lending. The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund is obligated to recall a loaned security in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Conflicts of Interest Risk

        Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio manager or other employees of the Adviser have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits plan. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

        The Adviser manages assets for accounts other than the Fund, including private funds. The Fund may invest in the same credit obligations as other KKR Funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in senior loans issued by a borrower and one or more KKR Funds might invest in the borrower's junior debt. In addition, the Adviser manages certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another KKR Funds generally will be allocated between the Fund and the other KKR Fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser's trade allocation policies.

        Conflicts of interest may arise where the Fund and other KKR Funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one KKR Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other KKR Funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other KKR Funds, such other KKR Funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other KKR Funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the KKR Funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

        In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates (which includes other funds managed by the Adviser), which could be deemed to include certain types of investments, or certain types of restructurings of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

        Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other KKR Funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

        The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.

        Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

Additional Risks of the Fund

Concentration Risk

        The Fund is not subject to specific concentration restrictions, other than the restrictions listed below under "Fund Investment Policies," and may at times allocate a substantial portion of its capital to a limited number of securities or other investments, or concentrate its investments across a limited number of jurisdictions or industry sectors. As a consequence, the aggregate return of the Fund may be substantially affected by the unfavorable performance of one or a small number of investments, issuers, securities, geographic regions or industries or by the unfavorable developments in one or a small number of geographic regions or industries.

Eurozone Risks

        The Fund may invest from time to time in European companies and companies that have operations that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial writedowns and reductions in the face value of Eurozone sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the

Eurozone, and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults, and European Union and/or Eurozone exits, could have material adverse effects on investments in the Fund in European companies, including but not limited to the available of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro, and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund and its investments. It is possible that a number of the Fund's investments will be denominated in Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakups or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund and consequently the Fund's shareholders.

Shadow Banking Regulation

        In October 2011, the Financial Stability Board issued a report that recommended strengthening oversight and regulation of the so-called "shadow banking" banking system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in "shadow banking," the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund's investment strategy and the Fund's returns and may become prohibitive.

Recent Developments

        The credit markets have been experiencing extreme volatility and disruption for several years. Instability in the credit markets has made it more difficult for a number of issuers of fixed-income securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of fixed-income securities may be subject to increased cost for fixed-income, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

        For example, certain borrowers may, due to macroeconomic conditions, be unable to make interest and/or principal payments on credit obligations during this period. A borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the credit obligations and foreclosure on the borrower's assets securing the credit obligations, which could trigger cross-defaults under other agreements and jeopardize the borrower's ability to meet other fixed-income obligations. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if a borrower were to commence bankruptcy proceedings, even though the Fund may hold a senior loan of such borrower, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions may also decrease the value of collateral securing some of the Fund's loans and the value of its equity investments. Such conditions could lead to financial losses in the Fund's portfolio and a decrease in revenues, net income and the value of the Fund's assets.

        These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's shares.

        In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention in the Financial Markets Risk

        The recent instability in the financial markets has led the U.S. Government (as well as certain foreign governments) to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. It is possible that governments (whether domestic or foreign) will not take any additional actions to support the financial markets or the economy (including by prohibiting any future "bailouts"), which may materially and adversely affect the Fund.

        Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under senior loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

FUND INVESTMENT POLICIES

        The following are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of: (i) 67% or more of the Fund's voting securities present at a meeting at which more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. With respect to the limitation on borrowings, in the event that the Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays) the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings). However, the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Such borrowings will be considered to be for temporary purposes if they are repaid within 60 days and are not extended or renewed by the Fund.

        The Fund may not:

          1.     Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

          2.     Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

          3.     Invest in any security if, as a result, more than 25% of the value of the Fund's net assets, taken at market value at the time of each investment, are in the securities of issuers in any one industry or group of related industries except (a) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. Private purpose industrial development bonds issued on behalf of non-government issuers are subject to the limitation on investing more than 25% of the value of the Fund's net assets, taken at market value at the time of each investment, in the securities of issuers in any one industry or group of related industries.

          4.     Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

          5.     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

          6.     Make loans of money or property to any person, except (a) to the extent that securities, instruments or interests in which the Fund may invest are considered to be loans (including through direct extensions of credit), (b) through the loan of portfolio securities (i.e., securities lending), (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

        The latter part of certain of the Fund's fundamental investment policies (i.e., the references to "as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

        The following are non-fundamental investment policies of the Fund and may be changed by the Board without shareholder approval.

        1.     The Fund may not invest in illiquid assets if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid assets.

        2.     Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in corporate fixed-income instruments that are rated below investment grade ("high yield" or "junk") by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality.

Temporary Defensive Investments

        For temporary defensive purposes, during periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a temporary defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) fixed-income securities or hold cash. The short and medium-term fixed-income securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate fixed-income obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term fixed-income securities that the Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objective. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Disclosure of Portfolio Holdings

        The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties. The Fund may disclose its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also disclose its portfolio breakdown by ratings, security type, geography, top five sectors and fixed vs. adjustable, variable or floating rate instruments, from time to time by posting this information on its website. These disclosures are public and are publicly available on an ongoing basis.

        Other disclosures of portfolio holdings information will only be made following a determination by the Fund's Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Fund—namely, the Adviser, the administrator, the custodian, and the transfer agent, as identified below, and auditors and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Fund. From time to time, the Fund and the Adviser may authorize additional parties to receive such additional portfolio holdings information, subject to the requirements described above. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

        The Trust's policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Distributor. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust's procedures for such conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

        Certain KKR Funds may have access to the portfolio holdings of those other KKR Funds on a more frequent or enhanced basis than the Fund's portfolio holdings are disclosed to its shareholders. To the extent that the Fund holds the same investments or investments issued by the same issuers as are held by other KKR Funds, these investors in other KKR Funds may receive more in-depth and/or more frequent information with respect to those holdings than will shareholders in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

        The business and affairs of the Fund are managed under the direction of the Fund's Board and the Fund's officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its board members and officers, and the Adviser is 555 California Street, 50th Floor, San Francisco, CA 94104, unless specified otherwise below. The term "Fund Complex" includes each of the registered investment companies advised by the Adviser or its affiliates as of the date of this SAI.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by trustee During the Last Five Years
William C. Sonneborn (42)	Chairman of the Board; Trustee; President and Chief Executive Officer	Since September, 2012	Chief Executive Officer of the Adviser and KKR Financial Holdings LLC and a member of KKR's Management Committee and the Adviser's Investment Committee (since 2008); President and Chief Operating Officer of the TCW Group, Inc., and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. 2002-2008.	3	KKR Financial Holdings LLC (2008-present); The TCW Funds, Inc. (2002-2008)

Independent Trustees(1)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Tobin V. Levy (68) 2 Morven Place Princeton, NJ 08540	Trustee	Since September, 2012	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer, Goldman Sachs & Co. (financial services firm) (1995-2008).	3	Director, AloStar Bank of Commerce.
Jeffrey L. Zlot (41) 101 California Street, Suite 1200 San Francisco, CA 94111	Trustee	Since September, 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	3	None.

Principal Officers who are not Trustees

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Michael R. McFerran (40)	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005-present); Chief Financial Officer (2010-present) and Chief Operating Officer (2008-present), KKR Financial Holdings LLC
Annette O'Donnell-Butner (44)	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009-present); Deputy Director of Compliance, Lehman Brothers (2000-2009)
Nicole Macarchuk (43)	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010-present); General Counsel and Secretary, KKR Financial Holdings LLC (2010-present); Co-General Counsel, Och-Ziff Capital Management Group LLC (2005-2010)

(1)
"Independent trustees" are those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and "interested trustees" are those trustees who are "interested persons" of the Fund.

(2)
Mr. Sonneborn is an "interested trustee" because he is the Chief Executive Officer of the Adviser.

Shareholder Communications

        Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Trustee Beneficial Ownership of Securities

        The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustee within the same family of investment companies as of [    ], 2012. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Interested Trustee
William C. Sonneborn	$0	$0
Independent Trustees
Tobin V. Levy	$0	$0
Jeffrey L. Zlot	$0	$0

*
As of [    ], 2012, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.

**
As of [    ], 2012, none of the Trustees owned shares of funds in the same family of investment companies as the Fund, because none of the funds in that family of investment companies had begun investment operations.

        None of the independent trustees or their family members beneficially owned any class of securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund, as of [    ], 2012.

Board Committees

        In addition to serving on the Board, the Trustees will also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairperson of each committee. The Board of Trustees may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund's best interest.

        Audit Committee.    The members of our audit committee are Jeffrey L. Zlot and Tobin V. Levy, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Tobin V. Levy serves as chairperson of the Audit Committee. The Board has determined that Mr. Levy is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee's charter is available on our website: www.[      ]. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting.

        Nominating Committee.    The members of our Nominating Committee are Jeffrey L. Zlot and Tobin V. Levy, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Jeffrey L. Zlot serves as chairperson of the Nominating Committee. The Nominating Committee operates pursuant to a written charter and

meets periodically as necessary. A copy of the Nominating Committee's charter is available on our website: www.[      ]. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. Our Nominating Committee will consider shareholders' proposed nominations for trustees.

Experience of Trustees

        The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

        Tobin V. Levy, an Independent Trustee, was previously employed by Goldman Sachs & Co. for 13 years where he served as a Managing Director and Chief Financial Officer of the Hedge Fund Strategies business unit. While at Goldman Sachs & Co., Mr. Levy established and managed Goldman Sachs Bank USA, a $20 billion Goldman Sachs bank subsidiary of which he was Chairman and Chief Executive Officer. Prior to that, Mr. Levy was employed by Caisse Nationale de Credit Agricole for 10 years in a variety of roles, including as a Member of the Executive Committee. Earlier in his career, Mr. Levy held management roles at Norwest Bank and First Pennsylvania Corporation. Before Mr. Levy began his career, he was a First Lieutenant in the U.S. Army from 1968 - 1971. Mr. Levy currently serves as a Trustee of the Borough of Princeton Housing Authority, as Treasurer and Head of the Investment Committee for Princeton Public Library and as a Trustee and Head of the Investment Committee for Princeton Day School. Mr. Levy holds a B.S. in Economics from the University of Pennsylvania and an M.B.A. from Wharton at the University of Pennsylvania.

        Mr. Sonneborn, an Interested Trustee, joined KKR in 2008 and is head of KKR Asset Management LLC and the Chief Executive Officer of KKR Financial Holdings LLC. He is a member of the KKR Credit, Mezzanine and Special Situations Investment Committees and KKR Asset Management Portfolio Management Committee. Prior to joining KKR, Mr. Sonneborn was with The TCW Group, Inc. most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and prior to that, was a member of the executive committee of Société Generale Asset Management, S.A. Mr. Sonneborn also previously worked at Goldman, Sachs & Co. in both New York and Hong Kong, where he was predominantly focused on mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors from Georgetown University. He is involved with a variety of non-profit organizations and serves as a director or trustee of the Lucile Packard Foundation for Children's Health at Stanford University, Saint John's Health Center Foundation and the Los Angeles Council of the Boy Scouts of America.

        Jeffrey L. Zlot, an Independent Trustee, has served as the Managing Director of The Presidio Group LLC, an investment consultant and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at the Peter Hart Research Associates. Mr. Zlot also serves as a founding member of the Business Leadership Council of Jewish Community Federation of San Francisco. Mr. Zlot received his B.A. in Government from Colby College and is a Certified Financial Planner.

Board Leadership Structure

        The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Fund's business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund's Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund's day-to-day affairs.

        Under the Fund's bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, William C. Sonneborn serves as Chairman of the Board and is an Interested Trustee by virtue of his employment relationship with the Adviser. The Board believes that it is in the best interests of Fund shareholders for Mr. Sonneborn to serve as chairman of the Board because of his significant experience in matters of relevance to the Fund's business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman's status as an Interested Trustee. In addition, the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Fund's Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately in executive session, both with and without the Fund's chief compliance officer, as often as necessary to exercise their oversight responsibilities.

        The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

        The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund's activities, including its investment performance, compliance program and risks associated with its activities. The Board will oversee the Fund's business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund's activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund's activities, including reports regarding the Fund's investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from the Fund's chief compliance officer, who reports on the Fund's compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Distributor, Administrator and transfer agent. The Audit Committee's meetings with the Fund's independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with the officers of the Fund to receive reports regarding the Fund's operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of Fund management.

        The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and the Fund's service providers.

Compensation

        Each trustee who is not an employee of the Adviser is compensated by an annual retainer and meeting fees. The Adviser has proposed the following compensation structure for the Independent Trustees:

Retainer	$27,000

In-Person Meeting Fees (total annual fee; assumption of quarterly meetings)	$14,000

Telephonic Meeting Fees (total annual fee)	$2,500

Committee Meeting Fees (excluding Audit Committee)	$4,500

Audit Committee Meeting Fee	$4,000

        As the Fund has not yet commenced operations, the Independent Trustees have not received any compensation from the Fund.

Codes of Ethics

        The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code's requirements. The codes of ethics are filed as an exhibit to the registration statement of which this SAI is a part. You may also read and copy these codes of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520.

Proxy Voting Policies

        The Adviser will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of the Fund's shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although the Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 will be available without charge by calling [    ], or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of the date of this Statement of Additional Information, [      ] owned of record and beneficially [    ]% of the outstanding shares of the Fund, and thus, until the public offering of the shares commences, will control the Fund.

 INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

        The Fund's investment adviser is KKR Asset Management LLC (the "Adviser"). Launched in 2004, the Adviser is a subsidiary of KKR & Co. L.P. (together with the Adviser and its other subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. As of June 30, 2012, KKR had $61.5 billion in assets under management. The Adviser has not previously managed an open-end mutual fund registered under the 1940 Act.

KKR

        KKR operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to well-defined information sharing policies and compliance procedures. Its investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics. The Adviser utilizes a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser's investment approach is designed to incorporate valuable characteristics of both.

        The Adviser's investment teams, which are organized by industry, invest across the capital structure with the goal of protecting capital and achieving attractive risk-adjusted returns. With more than 100 employees, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients.

        KKR and the Adviser believe that protecting principal and avoiding capital losses on investments is critical to generating attractive risk-adjusted returns. Toward that end, the Adviser's investment process: (i) utilizes proprietary resources and deep industry knowledge to identify attractive prospective portfolio companies, (ii) involves rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments, (iii) assesses the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) capitalizes on its expertise in structuring fixed-income transactions in evaluating the suitability of credit obligations for investment by the Fund.

Portfolio Management Team

        The Fund is co-managed by Erik A. Falk, Frederick M. Goltz, Christopher A. Sheldon and William C. Sonneborn.

        Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products. Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department. Mr. Falk holds a B.S. and M.S. from Stanford University.

        Frederick M. Goltz (San Francisco) joined KKR in 1995 and is the head of the Adviser's credit strategies and global trading, as well as head of mezzanine investing. He is also a member of the Adviser's Investment Committee and Portfolio Management Committee. Previously, Mr. Goltz was co-head of KKR's energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR in the energy space, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. Prior to joining KKR, Mr. Goltz was with Furman Selz Incorporated in its Corporate Finance Department section. Mr. Goltz graduated magna cum laude and holds a B.A. and B.S. from the University of Pennsylvania and an M.B.A. from INSEAD, Fontainebleau, France.

        Christopher A. Sheldon (San Francisco) joined KKR in 2004, and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Sheldon was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including technology, media, cable and telecom and responsible for opening the Adviser's London office in 2007. Prior to joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo's High Yield Securities Group. Mr. Sheldon previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon holds a B.A. from Denison University.

        William C. Sonneborn (San Francisco) joined KKR in 2008 and is the Chief Executive Officer of the Adviser and KKR Financial Holdings LLC. He is also a member of KKR's Management Committee and the Adviser's Investment Committee. Prior to joining KKR, Mr. Sonneborn was with The TCW Group, Inc., most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. Mr. Sonneborn previously worked at Goldman, Sachs & Co., in both New York and Hong Kong, where he was predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors and holds a B.S. from Georgetown University.

        The investment professionals who have day-to-day responsibility for the Fund are supported not only by personnel of the Adviser but also by having access to KKR's global platform, including over 400 KKR investment professionals. KKR's investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-specific teams that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest. KKR believes the industry-specific team approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Fund. Each investment is subject to a comprehensive review and approval by the Adviser's Investment Committee. The Adviser will only invest in a credit once it has undergone a deep due diligence analysis and its Investment Committee has determined that it believes it has a competitive advantage via its sourcing, analysis or diligence findings.

        Several of the investment professionals that are involved in the investment activities of the Fund are employed by affiliates of the Adviser, and are "associated persons" of the Adviser under the Investment Advisers Act of 1940, as amended, for purposes of managing the Fund.

Advisory Agreement

        The Fund and the Adviser are parties to an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including and placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, renders periodic reports to the Fund's Board and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. Under the Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 0.65% of the Fund's average daily net assets.

        Under the terms of the Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

        The Fund will pay all of its other expenses, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of pricing Trust portfolio securities; expenses of sale, addition and reduction of shares; insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents, shareholder servicing agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and the Fund and maintaining its existence; costs of preparing and printing the prospectuses, statements of additional information and shareholder reports of the Trust and the Fund and delivering them to shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or the Fund; costs of Trustee meetings; Commission registration fees and related expenses; registration fees and related expenses under state or foreign securities or other laws; and for such non-recurring items as may arise, including litigation to which the Trust or the Fund (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust.

        The Adviser has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, (excluding interest, taxes, brokerage commissions, dividend expenses, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles, extraordinary expenses and certain other Fund expenses) at least until [      ], 2013. The Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's Total Annual Fund Operating Expenses After Expense Reimbursement plus recoupment do not exceed 1.45%, 1.30% and 1.20% of the average daily net assets of the Investor Class, Institutional Class and KKR Class, respectively, for the fiscal year.

        Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

        The Advisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board who are not "interested persons" of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of either the Fund's Board or a majority of the Fund's outstanding voting securities. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

        The Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Trustees, officers and persons controlling the Trust will not be indemnified for liabilities arising under the Securities Act.

Administrator

        SEI Investments Global Funds Services (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator to the Fund. Under the administration agreement, State Street is responsible for calculating the NAV of the Fund's shares and generally managing the administrative affairs of the Fund.

        The Administrator is entitled to receive a monthly fee at the annual rate of [    ]% of the average daily value of the Fund's net assets.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

        Citibank, N.A. will serve as Custodian for the Fund. The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out of pocket expenses. The principal business address of the custodian is 388 Greenwich Street, New York, NY 10013. DST Systems, Inc. will act as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's shares. The principal address of the dividend paying agent, transfer agent and the registrar for the Fund's shares is 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Distribution (12b-1) and Shareholder Service Plans

        The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Institutional Class shares.

        The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of Investor Class shares, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

        The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Institutional Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.10% of net assets attributable to Institutional Class shares to cover the costs of such services.

        Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board. Because these fees, as applicable, are deducted from the net assets of Investor Class and Institutional Class shares, respectively, on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers

        The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [        ], 2012: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Erik A. Falk

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Frederick M. Goltz

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

William C. Sonneborn

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Managers Compensation

        [To be provided by Amendment.]

Securities Ownership of Portfolio Managers

        The Fund is newly organized. Accordingly, as of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

        The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

  •
  The directors, officers and other personnel of the Adviser allocate their time between the Fund and other investment and business activities in which they may be involved. The Adviser intends to devote such time as shall be necessary to conduct the Fund's business affairs in an appropriate manner. However, the Adviser will continue to devote the resources necessary to managing its other investment and business activities.

  •
  The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund's behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities' investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees. The Adviser intends to allocate such investment opportunities in a manner that it deems appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by the Adviser. The outcome of this determination may result in the allocation of all or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Fund's portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests may not be aligned with the Fund's.

  •
  The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

  •
  The Adviser and its affiliates may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund's portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

  •
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

  •
  The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund's portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund's portfolio companies. The Adviser will provide advice and recommendations to any such companies without regard to the Fund's interests. In addition, the Adviser's ability to effectively implement the Fund's investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser's ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

  •
  The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though their investment objectives may be similar to the Fund's.

  •
  To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Fund's portfolio companies in providing services to competing companies invested in by affiliates' other clients.

  •
  As a registered investment company, the Fund may be limited in its ability to invest in any investment in which an affiliates' other client has an investment. The Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

  •
  The nature of the Adviser's businesses and the participation by its employees in creditors' committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an "insider" with respect to such companies. The possession of "inside information" or "insider" status with respect to an investment or potential investment by the Adviser or its personnel may restrict the Adviser's ability to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund's results of operations.

  •
  The Fund depends to a significant extent on the Adviser's access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor our investments. The Fund's future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

  •
  The Adviser's relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. The Fund and the Adviser have implemented compliance procedures and practices, including information-sharing policies and procedures, that are designed to ensure that inside information is not used for making investment decisions on the Fund's behalf. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to utilize KKR's global network of resources, due diligence skills, intellectual capital and experience in investing, KKR's information-sharing policies and procedures, as well as certain legal and contractual constraints, could significantly limit the Fund's ability to do so. For example, from time to time KKR's private equity professionals may be in possession of material non-public information with respect to the Fund's investments, and as a result, such professionals will be restricted by KKR's information-sharing policies and procedures or by law or contract from sharing such information with the management team of the Fund, even where the disclosure of such information would be in the best interests of the Fund or would otherwise influence decisions taken by the members of the management team with respect to that investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund's results of operations. Conversely, the Adviser may pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR's possession, which information, if reviewed, might otherwise impact the Adviser's judgment with respect to such investments. Accordingly, the investment activities of KKR's other businesses may differ from, or be inconsistent with, the activities that are undertaken for the Fund, and there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of KKR's other businesses. Additionally, there may be circumstances in which one or more individuals associated with KKR will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

  •
  The 1940 Act limits the Fund's ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could also create conflicts of interest between the Fund, the Adviser and KKR. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund's investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund as a result of such transactions, the interest of such client and the Fund may not be aligned.

  •
  The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of

    KKR. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund's voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund's ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain "joint transactions" involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

  •
  The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Portfolio Transactions and Brokerage Allocation

        The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Board.

        As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

        With respect to interests in senior loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund (although a more developed market may exist for certain senior loans). The Fund may be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The illiquidity of many senior loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in senior loans at a fair price should the Fund desire to sell such interests. See "Risk Factors—Loan Risk" in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for senior loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some senior loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire senior loans consistent with its investment policies.

        The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

        In effecting securities transactions, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement its research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Adviser are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Adviser and other accounts which their affiliates manage (collectively, "Soft Dollar Items"). The Adviser and its affiliates generally use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the "safe harbor" of Section 28(e) of the Exchange Act. As noted above, because most of the Fund's transactions will likely be principal transactions, the Fund will likely not incur significant brokerage commissions (although it will be subject to mark-ups and mark-downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Fund may not benefit from any significant amount of Soft Dollar Items.

        The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Adviser if they reasonably believe that the quality of execution and the commission are comparable to those available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

        The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

        The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

SHARES OF THE FUND

        All shares of the Fund when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no preemptive, subscription or conversion rights and are freely transferable. The Trust currently consists of one series. The shareholders of the Fund have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

        Shares of the Fund have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of the Fund also have equal rights with respect to dividends, assets and liquidation of the Fund and are subject to any preferences, rights or privileges of any classes of shares of the Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of a majority of the shares of the Fund entitled to vote at such meeting.

 PRICING OF SHARES

NAV

        The NAV of the Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open as of the close of regular trading, normally 4:00 p.m., Eastern time. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or other financial intermediary. For a transaction to be considered in "good order," all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the "Purchase of Fund Shares" section of this Prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

        The NAV of the Fund is equal to its total assets less its total liabilities as of the relevant valuation date. The Fund calculates NAV per Share by subtracting liabilities from the total assets of the Fund and dividing the result by the total number of outstanding Shares of the Fund. The Fund's assets and liabilities are valued in accordance with the principles set forth herein. Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes

        For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

        Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund's Board has determined constitutes fair value. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of such investments.

        Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

        The Fund will normally use pricing data for domestic equity securities received shortly after the close of the primary securities exchange on which such securities trade and do not normally take into account trading, clearances or settlements that take place after the close of the exchange. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

        If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by, or under the supervision of, the Board While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

 TAX MATTERS

        The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Fund shares. The discussion below provides general tax information related to an investment in Fund shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund. It is based on the Internal Revenue Code of 1986, as amended (the "Code") and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder's particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares; entities classified as partnerships for U.S. federal income tax purposes; or tax-exempt entities, including "individual retirement accounts" or "Roth IRAs." Unless otherwise noted, the following discussion only applies to a shareholder that holds shares as a capital asset and is a U.S. holder. A "U.S. holder" is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund in their particular circumstances.

        The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a "RIC") under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer; (ii) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

        As a RIC, the Fund generally will not be subject to U.S. federal income tax on its "investment company taxable income" and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are treated as such and are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its investment company taxable income and its net tax-exempt interest income for such taxable year. In general, a RIC's "investment company taxable income" for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all or substantially all of its "investment company taxable income," net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

        If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

        A RIC will be subject to a nondeductible 4% excise tax on amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid federal income tax. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

        If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders or, to the extent applicable, as qualified dividend income in the case of non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may, in certain cases be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

        Some of the investments that the Fund is expected to make, such as investments in fixed-income securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

        The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

        The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund's shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

        Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualified dividends."

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in its shares of the Fund.

        Certain of the Fund's investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions and (vi) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund's status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Distributions

        Distributions of the Fund's ordinary income and net short-term capital gains will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. The ultimate tax characterization of the Fund's distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder's basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in its shares, the excess will be treated as gain from a sale of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

        For taxable years beginning before January 1, 2013, distributions made to a non-corporate shareholder out of "qualified dividend income," if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares. However, Fund distributions will generally not qualify for this favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Fund will be generally earning interest income rather than dividend income.

        It is expected that a very substantial portion of the Fund's income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of fixed-income securities with "market discount" (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund's investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

        Dividends and other distributions paid by the Fund are generally treated as received by a Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's Shareholders on December 31 of the year in which the dividend was declared.

        The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the amount of the cash the shareholder could have received in lieu of receiving those shares.

Sale of Shares

        A Shareholder may recognize capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder's adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder's holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

        Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to reinvestment of dividends) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

        For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person's "net investment income" for the relevant taxable year and (b) the excess of the U.S. person's modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A U.S. person's net investment income will generally include its gross dividend income, including distributions of capital gains and its net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund.

Assets with unrealized gains for tax purposes.

        Certain assets held by the Fund were transferred to the Fund, see                                    , in non-recognition transactions where the Fund carried over the tax basis of the transferors of such assets ("Unrealized Appreciation Assets"). As a result, a portion of the initial assets held by the Fund has net unrealized appreciation for tax purposes (i.e. the value of such transferred initial assets exceed the Fund's tax basis in the assets). As of                                    , the net appreciation for tax purposes in the Unrealized Appreciation Assets was approximately $            , which was approximately            % of the value of the total assets that were transferred to the Fund (this percentage would decrease to the extent that the Fund increases it assets through the sale of Fund shares). To the extent that such unrealized gains are ultimately realized by the Fund through a future sale, or on maturity of the Unrealized Appreciation Assets, the net realized gains of the Fund (also taking into account realized gains and losses of other assets) would be distributed to the Fund shareholders. Thus, the unrealized gain, for tax purposes, in Unrealized Appreciation Assets could result in higher amounts of future taxable distributions to Fund shareholders.

Backup Withholding and Information Reporting

        Information returns will be filed with the Internal Revenue Service in connection with payments on the shares and the proceeds from a sale or other disposition of shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Shareholders

        The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a "non-U.S. Shareholder"), depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

        If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by a non-U.S. Shareholder, distributions of investment company taxable income will generally be subject to a U.S. federal withholding tax at a rate of 30% (or lower treaty rate).

        For taxable years beginning before January 1, 2012, properly designated dividends received by Non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status

(including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). Legislation has been proposed that would extend this exemption to taxable years beginning before January 1, 2013, but there can be no assurance as to whether or not this legislation will be enacted. Thus, an investment in the shares of the Fund by a Non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

        A non-U.S. Shareholder whose income from the Fund is not "effectively connected" with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

        If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

        A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

        The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

        Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxes

        Shareholders may be subject to state, local, other U.S. taxes and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

 DISTRIBUTOR

        SEI Investments Distribution Co. (the "Distributor"), serves as the distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. ("FINRA") and who have executed dealer agreements with the Distributor. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Fund reserves the right to suspend or discontinue distribution of Fund shares.

        The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated with the Adviser, the Transfer Agent or their affiliates.

        The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

        The Distribution Agreement will remain in effect provided that it is approved at least annually by the Board or by a majority of the Fund's outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days' written notice.

        The Fund is newly established. The Distributor has not received any commissions for the execution of Fund portfolio transactions.

 FINANCIAL STATEMENTS

        The audited financial statements for the Fund and related report of the its independent registered public accounting firm will be available in the Fund's semi-annual or annual report once the Fund has completed its first semi-annual or annual fiscal period.

 OTHER INFORMATION

Independent Registered Public Accounting Firm

        An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board has engaged [    ], located at [    ] to be the Fund's independent registered public accounting firm.

Legal Counsel

        Counsel to the Fund is Dechert LLP.

Appendix A—Description of securities ratings

        Moody's Investors Service Inc.—A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

1.     Long-Term Obligation Ratings

        Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

        There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

        In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

        When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

        VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2.
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3.
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG.
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.     Short-Term Ratings

        Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's

        A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

Issuer Credit Rating Definitions

        A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

        The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short- term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

        Issue credit ratings are based, in varying degrees, on the following considerations:

  •
  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation;

  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA:	An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB:
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C:
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B:
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC:
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C:
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D:
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-):	The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2:
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3:
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B-1:
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2:
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3:
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.
C:
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C. OTHER INFORMATION

Item 28.    Exhibits

(a)	(1)	Certificate of Trust(1)
	(2)	Declaration of Trust(2)
(b)		By-Laws of Registrant(2)
(c)		Not applicable
(d)		Investment Advisory Contract(3)
(e)		Distribution Contract(3)
(f)		Not Applicable
(g)		Custodian Agreement(3)
(h)	(1)	Administration Agreement(3)
	(2)	Transfer Agency Agreement(3)
(i)		Opinion and Consent of Counsel(3)
(j)		Consent of Independent Registered Public Accounting Firm(3)
(k)		Not Applicable
(l)		Not Applicable
(m)	(1)	Distribution and Servicing (12b-1) Plan(2)
	(2)	Form of Shareholder Services Plan(2)
(n)		Multi-Class Plan adopted pursuant to Rule 18f-3(2)
(p)		Code of Ethics for the Registrant(3)
*		Power of Attorney(2)

(1)
Filed with Form N-1A on July 18, 2012.

(2)
Filed herewith.

(3)
To be filed by amendment.

Item 29.    Persons Controlled by or Under Common Control with Registrant

        None.

Item 30.    Indemnification

        To be provided by amendment.

Item 31.    Business and Other Connections of the Investment Adviser

        To be provided by amendment.

Item 32.    Principal Underwriter

        To be provided by amendment.

Item 33.    Location of Accounts and Records

        To be provided by amendment.

Item 34.    Management Services

        Not applicable.

Item 35.    Undertakings

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 19th day of September, 2012.

KKR Series Trust
By:	/s/ WILLIAM C. SONNEBORN William C. Sonneborn, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ WILLIAM C. SONNEBORN William C. Sonneborn	Trustee and President (Principal Executive Officer)	September 19, 2012
Tobin V. Levy*	Trustee	September 19, 2012
Jeffrey L. Zlot*	Trustee	September 19, 2012
/s/ MICHAEL R. MCFERRAN Michael R. McFerran	Treasurer (Principal Financial and Accounting Officer)	September 19, 2012

*By:	/s/ NICOLE J. MACARCHUK Nicole J. Macarchuk as attorney-in-fact
*
Pursuant to power of attorney filed herewith.

EXHIBIT LIST

(a	)(2)	Declaration of Trust
(b	)	By-Laws
(m	)(1)	Distribution and Servicing (12b-1) Plan
(m	)(2)	Form of Shareholder Services Plan
(n	)	Multi-Class Plan adopted pursuant to Rule 18f-3
(99)		Power of Attorney